15028-00-07

Amendment No 6

to the

AUTOMATIC COINSURANCE AGREEMENT 3027

Effective March 3, 2000

between

PHOENIX LIFE INSURANCE COMPANY, East Greenbush, New York,

USA

PHL VARIABLE INSURANCE COMPANY, Hartford, Connecticut, USA

AND

XL Life, Ltd.

This Amendment is Effective March 3, 2000

Exhibit C is amended effective from the inception of the Agreement, March 3, 2000, to include the current rate table attached herein. These rates apply to level term period and post level term periods. These rates have been in place and in effect for the entirety of this Agreement.

All other terms, provisions, and conditions will continue unchanged except as specifically revised in this Amendment.

IN WITNESS WHEREOF, both parties have executed this Amendment as follows:

PHOENIX LIFE INSURANCE COMPANY

By:

Title:	Vice President and Controller

Date:	August 1, 2017

PHL VARIABLE INSURANCE COMPANY

By:

Title:	Vice President and Controller

Date:	August 1, 2017

XL Life, Ltd.

By:

Title:	Director

Date:	30/10/2017

Intro

Final Rates per $1000 for Phoenix Executive Series -10 Year Term High Band (250,000 and up) Note: These rates should be used as the nearest cent per $1000. 3/1/2000 Rates developed on 1/10/2000

AMENDMENT No. 5

to the

AUTOMATIC REINSURANCE AGREEMENT NO. 3027

EFFECTIVE March 3, 2000

between

PHOENIX LIFE INSURANCE COMPANY

PHOENIX LIFE AND ANNUITY COMPANY

and

XL Life Ltd

The parties agree that effective October 1, 2009, Phoenix Life and Annuity Company shall have the right to reduce the retention held on all policies issued by Phoenix Life and Annuity Company, that are covered under this Agreement, from the percentage specified in Exhibit A, to zero (0), without further notice, provided however, the parties agree that the quota share percentage of XL Life Ltd is not, and will not be, increased by this Amendment. Notwithstanding the change in retention, the Ceding Company shall retain the administration of and shall remain responsible for ensuring that the business covered by the Agreement will continue to be handled in a manner consistent with generally accepted industry practices and standards, including, but not limited to, claims adjudication and administration.

All other terms, provisions and conditions of this Agreement will continue unchanged except as specifically revised in this Amendment.

This Amendment is signed in duplicate at the dates indicated below.

Phoenix Life Insurance Company	XL Life Ltd
Phoenix Life and Annuity Company

Approved By:	Approved By:

Title:	VP	Title:	Vice President

Date:	10/2/2009	Date:	30 September, 2009

NOVATION AGREEMENT

THIS NOVATION AGREEMENT is made as of December 31, 2002 (the “Novation Date”) among Annuity and Life Reassurance, Ltd (“ALRe”), XL Life Ltd (“XL”), and Phoenix Life Insurance Company (“Ceding Company”).

WHEREAS, ALRe and Ceding Company are parties to the reinsurance agreements (the “Subject Agreements”) set forth in Schedule A hereto; and

WHEREAS, as of December 31, 2002, the parties to this Novation Agreement have agreed to novate the Subject Agreements by substituting XL for ALRe as reinsurer thereunder, such that XL will assume all of ALRe’s interests, rights, duties, obligations, and liabilities under the Subject Agreements and that ALRe shall be released and discharged from any further liability or obligations whatsoever thereunder; and

WHEREAS, Ceding Company wishes to consent and agree to such novation.

NOW, THEREFORE, in consideration of the foregoing and of the following mutual terms, conditions, covenants, and agreements, the parties agree that on the Novation Date, but effective as to each Subject Agreement on the inception date thereof, XL is hereby substituted as the Reinsurer under each of the Subject Agreements in place and instead of ALRe. XL and Ceding Company hereby ratify and confirm that the Subject Agreements shall be treated as always having been agreements solely between them. In implementation and not in limitation of the foregoing, the parties further agree as follows:

1.	From and after the Novation Date, but effective as to each Subject Agreement on the inception date thereof, XL hereby assumes all of ALRe’s interests, rights, duties, obligations, and liabilities under the Subject Agreements, and XL shall be bound by all terms and conditions of the Subject Agreements.

2.	Perfo1mance and/or breach prior to the Novation Date by ALRe shall after the Novation Date be treated for all purposes as having been performance or breach by XL.

3.	Effective as of the Novation Date, Ceding Company hereby releases and discharges ALRe from and against any and all duties, obligations, and/or liabilities whatsoever, express or implied, under or in connection with the Subject Agreements and shall look solely to XL for performance thereof.

4.	From and after the Novation Date, the Ceding Company shall have no further duties, obligations, and/or liabilities whatsoever, express or implied, to ALRe under or in connection with the Subject Agreements, but any such duties, obligations, and/or liabilities theretofore existing shall continue as duties, obligations, and/or liabilities of the Ceding Company to XL.

5.	Notwithstanding anything contained in this Novation Agreement or in the Subject Agreements, the Ceding Company shall not have the right to cede any new business, new issues, future issuances or further new reinsurance policies under the Subject Agreements after the Novation Date. This exclusion shall include, without limitation, policies with an application date after the Novation Date, non-mandatory renewals of policies in effect prior to the Novation Date and non-mandatory changes to policies in effect prior to the Novation Date that increase the insurance provided thereunder.

6.	Each party agrees to do all things as may be necessary to give full effect to this Novation Agreement.

7.	This Novation Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

8.	This Novation Agreement shall be subject to the arbitration provisions of the Subject Agreements and shall be governed by and construed in accordance with the laws applicable to the Subject Agreements.

9.	This Novation Agreement may be executed in counterparts.

10.	This Novation Agreement will become effective when it has been executed in Bermuda by XL after having been executed by ALRe and the Ceding Company.

11.	The Novation Date will not occur unless and until the Ceding Company shall have received (including by facsimile transmission) a letter of credit (the “Letter of Credit”) in the amount of US in substantially the form of Exhibit B hereto issued by the banks listed in Exhibit B and XL shall have received in Bermuda (including by facsimile transmission) a receipt for the Letter of Credit in the form of Exhibit C hereto, provided that if these conditions to the occurrence of the Novation Date are satisfied, the Novation Date shall be December 31, 2002.

12.	Simultaneous to item 11 above, the assets of the reserve trusts provided for in Subject Agreements shall be transferred as set forth in the letter agreement among ALRe, XLFA, the Ceding Company and Mellon Bank, as trustree attached hereto as Exhibit A.

IN WITNESS WHEREOF the parties have executed this Novation Agreement as of December 31, 2002.

ANNUITY AND LIFE REASSURANCE, LTD.

By:	By:

Title:	Title:

Date:	Date:

PHOENIX LIFE INSURANCE COMPANY

By:		By:

Title:	Senior Vice President	Title:	Vice President

Date:	12/31/02	Date:	12/31/02

XL LIFE LTD

By:	By:

Title:	Title:

Date:	Date:

IN WITNESS WHEREOF the parties have executed this Novation Agreement as of December 31, 2002.

ANNUITY AND LIFE REASSURANCE, LTD.

By:		By:

Title:	SVP (ILLEGIBLE)	Title:	VP

Date:	12/31/2002	Date:	12/31/02

PHL VARIABLE INSURANCE COMPANY

By:	By:

Title:	Title:

Date:	Date:

XL LIFE LTD

By:	By:

Title:	Title:

Date:	Date:

IN WITNESS WHEREOF the parties have executed this Novation Agreement as of December 31, 2002.

ANNUITY AND LIFE REASSURANCE, LTD.

By:	By:

Title:	Title:

Date:	Date:

PHOENIX LIFE AND ANNUITY COMPANY

By:	By:

Title:	Title:

Date:	Date:

XL LIFE LTD

By:		By:

Title:	Secretary	Title:	Vice President

Date:	31 Dec 2002	Date:	31 Dec 2002

Schedule A

Subject Agreements

●	Reinsurance Agreement No. 2846 effective October 1, 1998, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd.

●	Amendment #1 effective October 1, 1998 to the Reinsurance Agreement No. 2846 effective October 1, 1998, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd.

●	Amendment #2 effective October 1, 1998 to the Reinsurance Agreement No. 2846 effective October 1, 1998, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd.

●	Amendment #3 effective January 1, 2000 to the Reinsurance Agreement No. 2846 effective October 1, 1998, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd.

●	Amendment #4 effective September 1, 2000 to the Reinsurance Agreement No. 2846 effective October 1, 1998, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd.

●	Amendment #5 effective November 1, 2000 to the Reinsurance Agreement No. 2846 effective October 1, 1998, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd.

●	Amendment #6 effective July 16, 2001 to the Reinsurance Agreement No. 2846 effective October 1, 1998, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd. ·

●	Amendment #7 effective July 1, 2002 to the Reinsurance Agreement No. 2846 effective October 1, 1998, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd.

●	Amendment #8 effective January 1, 2002 to the Reinsurance Agreement No. 2846 effective October 1, 1998, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd.

●	Automatic Coinsurance Agreement No. 3027 effective March 3, 2000, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd., covering PES-10 policies.

●	Amendment No. 4 effective March 3, 2000 to the Automatic Reinsurance Agreement No. 3027 effective March 3, 2000, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd.

●	Amendment No. 1 effective August 7, 2000 to the Automatic Reinsurance Agreement No. 3027 effective March 3, 2000, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd.

●	Amendment No. 2 effective July 16, 2001 to the Automatic Reinsurance Agreement No. 3027 effective March 3, 2000, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd.

●	Amendment No. 3 effective December 1,2001 to the Automatic Reinsurance Agreement No. 3027 effective March 3, 2000, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd.

●	Automatic Coinsurance Agreement No. 3031 effective March 3, 2000, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd., covering PES-20 policies.

●	Amendment No. 4 effective March 3, 2000 to the Automatic Coinsurance Agreement No. 3031 effective March 3, 2000, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd.

●	Amendment No. 1 effective August 7, 2000 to the Automatic Coinsurance Agreement No. 3031 effective March 3, 2000, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd.

●	Amendment No. 2 effective July 16, 2001 to the Automatic Coinsurance Agreement No. 3031 effective March 3, 2000, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd.

●	Amendment No. 3 effective December 1, 2001 to the Automatic Reinsurance Agreement No. 3031 effective March 3, 2000, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd.

●	Automatic Coinsurance Agreement No. 3078 effective February 25, 2002, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd., covering PTC-20 policies.

●	Amendment No. 1 effective December 25, 2002 to the Automatic Coinsurance Agreement No. 3078 effective February 25, 2002, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd.

●	Automatic Coinsurance Agreement No. 3073 effective February 25, 2002, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd., covering PES-20 policies.

●	Amendment No. 1 effective December 25, 2002 to the Automatic Coinsurance Agreement No. 3073 effective February 25, 2002, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd.

Exhibit A

Letter agreement among ALRe, XLFA, the Phoenix Life Insurance Company, and Mellon Bank
(attached as following two pages)

Phoenix Life Insurance Company
(formerly: Phoenix Home Life Mutual Insurance Company)
One American Row
PO Box 5056
Hartford, Connecticut 06115

December 30, 2002

MELLON BANK, N.A.
as Trustee
One Mellon Center
Pittsburgh, Pennsylvania 15258

Attention:

Re: Reinsurance Trust Agreement

Ladies and Gentlemen:

We refer to the Reinsurance Trust Agreement, dated as of December 1, 2001 (the “Trust Agreement”) among you, as Trustee (in such capacity, the “Trustee”), Annuity and Life Reassurance, Ltd., as Grantor (the “Grantor”) and the undersigned. Capitalized terms used herein shall have the meanings given to them in the Trust Agreement.

Pursuant to Section 11 of the Trust Agreement, we hereby request that be released from the Account and that you immediately transfer such funds to Custody Account #ARVF2002002 held by you in respect of the Custody and Control Agreement dated as of December 13, 2002 by and among you, as custody bank, the Grantor and Viva Reassurance, Ltd.

PHOENIX LIFE INSURANCE COMPANY as Beneficiary

By:
Name Richard J. Wirth

Title: Vice President

ANNUITY AND LIFE REASSURANCE, LTD. as Grantor

By:
Name

Title:

Agreed and Consented to:

MELLON BANK, N.A.
as Trustee

By:
Name

Title:

XL FINANCIAL ASSURANCE LTD.
as Guarantor

By:
Name

Title:

Exhibit B

Form of Letter of Credit
(as attached on following pages)

JPMORGANCHASE BANK	ISSUE DATE:	DECEMBER 31, 2002
Global Trade Services	L/C NO.:	U–810886
	APPLICANT REFERENCE NO.:	PHOENIXANNTY

Advising Bank

************* DIRECT *************	APPLICANT:
XL INSURANCE LTD
XL HOUSE
ONE BERMUDIANA ROAD
HAMILTON HM11 BERMUDA

Beneficiary

PHOENIX LIFE AND ANNUITY COMPANY	AMOUNT: .00
ONE AMERICAN ROW	[redacted]
PO BOX 5056	THOUSAND AND 00/100 UNITED
HARTFORD CT 06115	STATES DOLLARS)

WE HAVE ESTABLISHED THIS CLEAN, IRREVOCABLE, AND UNCONDITIONAL LETTER OF CREDIT IN YOUR FAVOR AS BENEFICIARY FOR DRAWINGS UP TO EFFECTIVE IMMEDIATELY. THIS LETTER OF CREDIT IS ISSUED, PRESENTABLE AND PAYABLE AT OUR OFFICE AT 10420 HIGHLAND MANOR DRIVE, 4TH FLOOR, TAMPA, FLORIDA 33610, ATTENTION STANDBY LETTER OF 31,2003, EXCEPT WHEN THE AMOUNT OF THIS LETTER OF CREDIT IS INCREASED, THIS CREDIT CANNOT BE MODIFIED OR REVOKED WITHOUT YOUR CONSENT.

THE TERM “BENEFICIARY” INCLUDES ANY SUCCESSOR BY OPERATION OF LAW OF THE NAMED BENEFICIARY INCLUDING WITHOUT LIMINATION ANY LIQUIDATOR, REHABILITATOR, RECEIVER OR CONSERVATOR, DRAWINGS BY ANY LIQUIDATOR, REHABILITATOR, RECEIVER OR CONSERVATOR SHALL BE FOR THE BENEFIT OF THE BENEFICIARY’S POLICY−HOLDERS.

WE HEREBY UNDERTAKE TO PROMPTLY HONOR YOUR SIGHT DRAFT(S) DRAWN ON US, INDICATING OUR CREDIT NO, U-810886 FOR ALL OR ANY PART OF THIS CREDIT UPON PRESENTATION OF YOUR DRAFT DRAWN ON US AT OUR OFFICE SPECIFIED IN PARAGRAPH ONE ON OR BEFORE THE EXPIRATION DATE HEREOF OR ANY AUTOMATICALLY EXTENDED EXPIRY DATE.

EXCEPT AS EXPRESSLY STATED HEREIN THIS UNDERTAKING IS NOT SUBJECT TO ANY AGREEMENT, REQUIREMENT OR QUALIFICATION, THE OBLIGATION OF THE BANKS, UNDER THIS CREDIT, IS THE INDIVIDUAL OBLIGATION OF EACH BANK, AND IS IN NO WAY CONTINGENT UPON REIMBURSEMENT WITH RESPECT THERETO, DR UPON OUR ABILITY TO PERFECT ANY LIEN, SECURITY INTEREST OR ANY OTHER REIMBURSEMENT,

THIS LETTER OF CREDIT IS DEEMED TO BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ONE YEAR FROM THE EXPIRATION DATE OR ANY FUTURE EXPIRATION DATE, UNLESS AT LEAST SIXTY DAYS PRIOR TO SUCH EXPIRATION DATE, WE NOTIFY YOU BY REGISTERED MAIL DR HANO DELIVERY THAT THIS LETTER OF CREDIT WILL NOT BE RENEWED FOR ANY SUCH ADDITIONAL. PERIOD,

THIS LETTER OF CREDIT IS SUBJECT TO AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION) INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500, AND IN THE EVENT OF ANY CONFLICT’ THE LAWS OF THE STATE OF NEW YORK WILL CONTROL, NOTWITHSTANDING ARTICLE 17 OF SAID PUBLICATION, IF THIS LETTER OF CREDIT EXPIRES DURING AN INTERRUPTION

–CONTINUED–

Authorized Signature

JPMORGANCHASE BANK	ISSUE DATE:	DECEMBER 31, 2002
Global Trade Services	L/C NO.:	U-810886
	APPLICANT REFERENCE NO.:	PHOENIXANNTY

Advising Bank

************* DIRECT *************	APPLICANT:
XL INSURANCE LTD
XL HOUSE
ONE BERMUDIANA ROAD
HAMILTON HM11 BERMUDA

Beneficiary

PHOENIX LIFE AND ANNUITY COMPANY	AMOUNT: .00
ONE AMERICAN ROW	[redacted]
PO BOX 5056	THOUSAND AND 00/100 UNITED
HARTFORD CT 06115	STATES DOLLARS)

OF BUSSINESS AS DESCRIBED IN ARTICLE 17, OF SAID PUBLICATION, WE AGREE TO EFFECT PAYMENT IF THE CREDIT IS DRAWN AGAINST IN ACCORDANCE WITH ITS TERMS WITHIN 30 DAYS AFTER RESUMPTION OF BUSINESS.

EACH OF THE BANKE AGREES, FOR ITEELF ALONE AND NOT JOINTLY WITH ANY OTHER BANK, TO HONOR A SIGHT DRAFT DRAWN BY YOU AND PREEENTED TO THE AGENT IN AN AMOUNT NOT TO EXCEED THE AGGREGATE AMOUNT AVAILABLE MULTIPLIED BY SUCH BANK’S PERCENTAGE OBLIGATION AS SET FORTH HEREIN (THE “PERCENTAGE OBLIGATIONS’’) AND IN ACCORDANCE WITH THE TERME AND CONDITIONS HEREINAFTER BET FORTH.

THE OBLIGATIONS OF THE BANKS HEREUNDER SHALL BE SEVERAL AND NOT JOINT, UPON THE TRANSFER BY A BANK TO THE AGENT FOR YOUR ACCOUNT OF THE AMOUNT SPECIFIED IN A SIGHT DRAFT DRAWN ON BUCH BANK HEREUNDER, (ILLEGIBLE) BANK SHALL BE FULLY DISCHARGED OF ITS OBLIGATIONS UNDER THIS LETTER OF CREDIT WITH RESPECT TO SUCH SIGIIT DRAFT, AND SUCH BANK SHALL NOT BE OBLIGATED THEREAFTER TO MAKE ANY FURTHER PAYMENTS UNDER THIS LETTER OF CREDIT, THE FAILURE OF ANY BANK TO MAKE FUNDS . AVAILABLE TO THE AGENT FOR PAYMENT UNDER THIS LETTER OF CREDIT SHALL NOT RELIEVE ANY OTHER BANK OF ITS OBLIGATION HEREUNDER TO MAKE FUNDS AVAILABLE TO THE AGENT; NEITHER THE AGENT NOR ANY BANK SHALL BE RESPONSIBLE FOR THE FAILURE OF ANY OTHER BANK TO MAKE FUNDS AVAILABLE TO THE AGENT.

JPMORGAN CHASE BANK HAS THE AUTHORITY TD ACT AS AGENT FOR THE BANKS OBLIGATED UNDER THIS LETTER OF CREDIT AND HAS FULL POWER OF ATTORNEY FROM SUCH BANKS TO ACT ON THEIR BEHALF HEREUNDER,

VERY TRULY YOURS,

AUTHORIZED SIGNATURE

–CONTINUED–

Authorized Signature

JPMORGANCHASE BANK	ISSUE DATE:	DECEMBER 31, 2002
Global Trade Services	L/C NO.:	U–810886
	APPLICANT REFERENCE NO.:	PHOENIXANNTY

Advising Bank

************* DIRECT *************	APPLICANT:
XL INSURANCE LTD
XL HOUSE
ONE BERMUDIANA ROAD
HAMILTON HM11 BERMUDA

Beneficiary

PHOENIX LIFE AND ANNUITY COMPANY	AMOUNT: .
ONE AMERICAN ROW	[redacted]
PO BOX 5056	/100 UNITED
HARTFORD CT 06115	STATES DOLLARS)

ISSUING BANKS	PERCENTAGE OBLIGATIONS
JPMORGAN CHASE BANK	8.5%
AS ADMINISTRATIVE AGENT, AS BANK AND AS ATTORNEY–IN–FACT FOR EACH OF THE FOLLOWING BANKS :

CITIBANK, N.A.	7.0%
MELLON BANK, N.A.	7.0%
DEUTSCHE BANK AG	7.0%
BANK OF AMERICA	5.0%
FLEET NATIONAL BANK	5.0%
BANK ONE, N.A.	5.0%
BARCLAYS BANK PLC	5.0%
[ILLEGIBLE] LYONNAIS	5.0%
[ILLEGIBLE] BANK	5.0%
LLOYDS TSB BANK PLC	5.0%
BANK OF NEW YORK	2.5%
ABN AMRO BANK N.V.	3.5%
WACHOVIA BANK	5.0%
NATIONAL WESTMINSTER BANK PLC	3.5%
STATE STREET BANK AND TRUST COMPANY	2.5%
COMERICA BANK	2.5%
ING BANK N.V.	2.5%
BANK OF NOVA SCOTIA	3.5%
HSBC BANK USA	5.0%
MERRILL LYNCH BANK USA	2.5%
NATIONAL AUSTRALIA BANK LIMITED	2.5%

JPMORGAN CHASE BANK

BY:

TITLE: ASSISTANT VICE PRESIDENT

–CONTINUED–

Authorized Signature

JPMORGANCHASE BANK	ISSUE DATE:	DECEMBER 31, 2002
Global Trade Services	L/C NO.:	U–810886
	APPLICANT REFERENCE NO.:	PHOENIXANNTY

Advising Bank

************* DIRECT *************	APPLICANT:
XL INSURANCE LTD
XL HOUSE
ONE BERMUDIANA ROAD
HAMILTON HM11 BERMUDA

Beneficiary

PHOENIX LIFE AND ANNUITY COMPANY	AMOUNT:
ONE AMERICAN ROW	[redacted]
PO BOX 5056
HARTFORD CT 06115

BANK CONFIRMATION:

THE CONFIRMING BANK LISTED BELOW HEREBY CONFIRMS THIS LETTER OF CREDIT AT THE REQUEST OF ING BANK, AND THEREBY UNDERTAKES THAT ALL DRAWINGS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT WILL BE DULY HONORED BY THE CONFIRMING BANK ON DELIVERY OF DOCUMENTS AS SPECIFIED.

CONFIRMING BANK

DANSKE BANK	2.5%

JPMORGAN CHASE BANK,

AS ATTORNEY–IN–FACT, FOR THE CONFIRMING BANK

TITLE:

ASSISTANT VICE PRESIDENT

Authorized Signature

	JANUARY 02, 2003
JPMORGANCHASE BANK	L/C NO.:	U-810886
Global Trade Services	AMENDMENT NO:	1

Advising Bank

************* DIRECT *************	APPLICANT:
XL INSURANCE LTD
XL HOUSE
ONE BERMUDIANA ROAD
HAMILTON HM11 BERMUDA

Beneficiary
PHOENIX LIFE AND ANNUITY COMPANY
ONE AMERICAN ROW
PO BOX 5056
HARTFORD CT 06115

IN ACCORDANCE WITH INSTRUCTIONS RECEIVED, THE ABOVE-REFERENCED LETTER OF CREDIT HAS BEEN AMENDED AS FOLLOWS:

THIS AMENDMENT IS EFFECTIVE AS OF DECEMBER 31, 2002.

DANSKE BANK HERE BY CONFIRMS THE PORTION OF THE ENCLOSED IRREVOCABLE LETTER OF CREDIT NO. U–810886 AND AMENDMENTS THERETO, IF ANY, ISSUED IN FAVOR OF PHOENIX LIFE AND ANNUITY COMPANY (“BENEFICIARY”) BY INQ BANK N.V. FOR DRAWINGS UP TO THE PERCENTAGE SPECIFIED BELOW OF THE TOTAL AMOUNT OF THE LETTER OF CREDIT, EFFECTIVE IMMEDIATELY. THE CONFIRMATION IS ISSUED, PRESENTABLE AND PAYABLE AT THE OFFICES OF JP MORGAN CHASE BANK AT [ILLEGIBLE] HIGHLAND MANOR DRIVE, 4TH FLOOR, TAMPA, FLORIDA 33610, AND EXPIRES WITH OUR CLOSE OF BUSINESS ON DECEMBER 31, 2003.

THE TERM “BENEFICIARY ” INCLUDES ANY SUCCESSOR BY OPERATION OF LAW OF THE NAMED BENEFICIARY INCLUDING, WITHOUT LIMITATION, LIQUIDATOR, REHABILITATOR, RECEIVER OR CONSERVATOR.

DANSKE BANK HEREBY UNDERTAKES TO PROMPTLY HONOR YOUR SIGHT DRAFT(S) DRAWN AS SPECIFIED IN THE LETTER OF CREDIT AND PRESENTED (ILLEGIBLE) THE OFFICE SPECIFIED IN PARAGRAPH ONE ON OR BEFORE THE EXPIRY DATE OF THIS CONFIRMATION OR ANY AUTOMATICALLY EXTENDED EXPIRY DATE.

EXCEPT AS EXPRESSLY STATED HEREIN, THIS UNDERTAKING IS NOT SUBJECT TO ANY AGREEMENT, CONDITION OR QUALIFICATION, THE OBLIGATION OF DANSKE BANK UNDER THIS CONFIRMATION IS THE INDIVIDUAL OBLIGATION OF DANSKE BANK, AND IS IN NO WAY CONTINGENT UPON REIMBURSEMENT WITH RESPECT THERETO.

IT IS A CONDITION OF THIS CONFIRMATION THAT IT IS DEEMED TO BE ATOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ONE YEAR FROM THE EXPIRY DATE HEREOF, OR ANY FUTURE EXPIRATION DATE, UNLESS 60 DAYS PRIOR TO ANY EXPIRATION DATE WE SHALL NOTIFY YOU BY REGISTERED (ILLEGIBLE) THAT WE ELECT NOT TO CONSIDER THIS CONFIRMATION RENEWED FOR ANY SUCH ADDITIONAL PERIOD.

THIS CONFIRMATION IS SUBJECT TO AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE 1993 REVISION OF THE UNIFORM CUSTOMS ND PRACTICE FOR DOCUMENTARY CREDITS OF THE INTERNATIONAL CHAMBER OF COMMERCE (PUBLICATION 500) AND, IN THE EVENT OF ANY CONFLICT.

–CONTINUED–

Authorized Signature

	JANUARY 02, 2003
JPMORGANCHASE BANK	L/C NO.:	U-810886
Global Trade Services	AMENDMENT NO:	1

Advising Bank
************* DIRECT *************	APPLICANT:
XL INSURANCE LTD
XL HOUSE
ONE BERMUDIANA ROAD
HAMILTON HM11 BERMUDA

Beneficiary
PHOENIX LIFE AND ANNUITY COMPANY
ONE AMERICAN ROW
PO BOX 5056
HARTFORD CT 06115

THE LAWS OF THE STATE OF NEW YORK WILL CONTROL.

ALL OTHER TERMS AND CONDITIONS OF THE CREDIT REMAIN UNCHANGED.

Authorized Signature

 [redacted]

JPMorgan Chase Bank	ISSUE DATE:	DECEMBER 31, 2002
Global Trade Services	L/C NO.:	U-810886
	APPLICANT REFERENCE NO.:	PHOENIXANNTY

Advising Bank	APPLICANT:
**********DIRECT*************	XL INSURANCE LTD XL HOUSE ONE BERMUDIANA ROAD HAMILTON HM11 BERMUDA

Beneficiary
PHOENIX LIFE AND ANNUITY COMPANY ONE AMERICAN ROW PO BOX 5056	AMOUNT: [redacted]

WE HAVE ESTABLISHED THIS CLEAN, IRREVOCABLE, ANO UNCONDITIONAL LETTER OF CREDIT IN EFFECTIVE IMMEDIATELY, THIS LETTER OF CREDIT IS ISSUED, PRESENTABLE AND PAYABLE AT OUR OFFICE AT 10420 HIGHLAND MANOR DRIVE, 4TH FLOOR, TAMPA, FLORIDA 33610, ATTENTION STANDBY LETTER OF CREDIT DEPARTMENT, AND EXPIRES WITH OUR CLOSE OF BUSINESS ON DECEMBER 31, 2003. EXCEPT WHEN THE AMOUNT OF THIS LETTER OF CREDIT IS INCREASED, THIS CREDIT CANNOT BE MODIFIED OR REVOKED WITHOUT YOUR CONSNT”.

THE TERM “BENEFICIARY” INCLUDES ANY SUCCESSOR BY OPERATION OF LAW OF THE NAMED BENEFICIARY INCLUDING WITHOUT LIMITATION ANY LIQUIDATOR, REHABILITATOR, RECEIVER QR CONSERVATOR, DRAWINGS BY ANY LIQUIDATOR, REHABILITATOR RECEIVER OR CONSERVATOR SHALL BE FOR THE BENEFIT OF ALL THE BENEFICIARY’S POLICY.-HOLDERS.

WE HEREBY UNDERTAKE TO PROMPTLY HONOR YOUR SIGHT DRAFT(S) DRAWN ON. US, INDICATING OUR CREDIT NO, U-810886 FOR ALL OR ANY PART OF THIS CREDIT UPON PRESENTATION OF YOUR DRAFT DRAWN ON US AT OUR OFFICE SPECIFIED IN PARAGRAPH ONE ON OR BEFORE THE EXPIRATION DATE HEREOF OR ANY AUTOMATICALLY EXTENDED EXPIRY DATE.

EXCEPT AS EXPRESSLY STATED HEREIN THIS UNDERTAKING IS NOT SUBJECT TO ANY AGREEMENT REQUIREMENT OR QUALIFICATION. THE OBLIGATION OF THE BANKS, UNDER THE CREDIT IS THE INDIVIDUAL OBLIGATION OF EACH BANK AND 15 AN NO WAY CONTINGENT UPON REIMBURSEMENT WITH RESPECT THERETO, OR UPON OUR ABILITY TO PERFECT ANY LIEN, SECURITY INTEREST OR ANY OTHER REIMBURSEMENT.

THIS LETTER OF CREDIT 16 DEEMED TO BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ONE YEAR FROM THE EXPIRATION DATE OR ANY FUTURE EXPIRATION DATE, UNLESS AT LEAST SIXTY DAYS PRIOR TO SUCH EXPIRATION DATE, WE NOTIFY YOU BY REGISTERED MAIL OR HAND DELIVERY THAT THIS LETTER OF CREDIT WILL NOT BE RENEWED FOR ANY SUCH ADDITIONAL PERIOD.

THIS LETTER OF CREDIT IS SUBJECT TO AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY EDITS (1993 REVISION) INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500, AND IN THE EVENT OF ANY CONFLICT THE LAWS OF THE STATE OF NEW YORK WILL CONTROL. NOTWITHSTANDING ARTICLE 17 OF SAID PUBLICATION, IF THIS LETTER OF CREDIT EXPIRES DURING AN INTERRUPTION

-CONTINUED-

U-810886- -001-L1-01-
[1]	Authorized Signature

JPMorgan Chase Bank	ISSUE DATE:	DECEMBER 31, 2002
Global Trade Services	L/C NO.:	U-810886
	APPLICANT REFERENCE NO.:	PHOENIXANNTY

Advising Bank	APPLICANT:
**********DIRECT*************	XL INSURANCE LTD XL HOUSE ONE BERMUDIANA ROAD HAMILTON HM11 BERMUDA

Beneficiary
PHOENIX LIFE AND ANNUITY COMPANY ONE AMERICAN ROW PO BOX 5056 HARTFORD CT 06115	AMOUNT: [redacted]

OF BUSINESS AS DESCRIBED IN ARTICLE 17, OF SAID PUBLICATION, WE AGREE TO EFFECT PAYMENT IF THE CREDIT IS DRAWN AGAINST IN ACCORDANCE WITH ITS TERMS WITHIN 30 DAYS AFTER RESUMPTION OF BUSINESS.

EACH OF THE BANKS AGREES, FOR ITSELF ALONE AND NOT JOINTLY WITH ANY OTHER BANK, TO HONOR A SIGHT DRAFT DRAWN BY YOU AND PRESENTED TO THE AGENT IN AN AMOUNT NOT TO EXCEED THE AGGREGATE AMOUNT AVAILABLE MULTIPLIED BY SUCH BANK’S PERCENTAGE OBLIDATION AS SET FORTH HEREIN (THE “PERCENTAGE OBLIGATIONS”) AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS HEREINAFTER SET FORTH.

THE OBLIGATIONS OF THE BANKS MEREUNDER SHALL BE SEVERAL AND NOT JOINT UPON THE TRANSFER BY A BANK TO THE AGENT FOR YOUR ACCOUNT OF THE AMOUNT SPECIFIED IN A SIGHT DRAFT DRAWN ON SUCH BANK HEREUNDER, SUCH BANK SHALL BE FULLY DISCHARGE OF ITS OBLIGATIONS UNDER THIS LETTER OF CREDIT WITH RESPECT TO SUCH SIGHT DRAFT, AND SUCH BANK SHALL NOT BE OBLIGATED THEREAFTER TO MAKE ANY FURTHER PAYMENTS UNDER THIS LETTER OF CREDIT, THE FAILURE OF ANY BANK TO MAKE FUNDS AVAILABLE TO THE AGENT FOR PAYMENT UNDER THIS LETTER OR CREDIT SHALL NOT RELIEVE ANY OTHER BANK OF ITS OBLIGATION HEREUNDER TO MAKE FUNDS AVAILABLE TO THE AGENT; NEITHER THE AGENT NOR ANY BANK SHALL BE RESPONSIBLE FOR THE FAILURE OF ANY OTHER BANK TO MAKE FUNDS AVAILABLE TO THE AGENT.

JPMORGAN CHASE BANK HAS THE AUTHORITY TO ACT AS AGENT FOR THE BANKS OBLIGATED UNDER THIS LETTER OF CREDIT AND HAS FULL POWER OF ATTORNEY FROM SUCH BANKS TO ACT ON THEIR BEHALF HEREUNDER.

VERY TRULY YOURS,

AUTHORIZED SIGNATURE

-CONTINUED-

U-810886- -001-L1-01-
[2]	Authorized Signature

Advising Bank	APPLICANT:
**********DIRECT*************	XL INSURANCE LTD XL HOUSE ONE BERMUDIANA ROAD HAMILTON HM11 BERMUDA

Beneficiary
PHOENIX LIFE AND ANNUITY COMPANY ONE AMERICAN ROW PO BOX 5056 HARTFORD CT 06115	AMOUNT: [redacted]

ISSUING BANKS	PERCENTAGE OBLIGATIONS

JPMORGAN CHASE BANK	8.5%

AS ADMINISTRATIVE AGENT AS BANK AND AS ATTORNEY-IN-FACT FOR EACH OF THE FOLLOWING BANKS

CITIBANK, N.A.	7.0%
MELLON BANK, N.A.	7.0%
DEUTSCHE BANK AG	7.0%
BANK OF AMERICA	5.0%
FLEET NATIONAL BANK	5.0%
BANK ONE, NA	5.0%
BARCLAYS BANK PLC	5.0%
CREDIT LYONNAIS	5.0%
DRESDNER BANK	5.0%
LLOYDS TSB BANK N. V.	5.0%
ABN AMRO BANK N.V.	2.5%
WACHOVIA BANK	3.5%
NATIONAL WESTMINSTER BANK PLC	3.5%
STATE STREET BANK AND TRUST COMPANY	3.5%
COMERICA BANK	2.5%
ING BANK N.V.	2.5%
BANK OF NOVA SCOTIA	3.5%
HSBC BANK USA	5.0%
MERRILL LYNCH BANK USA	2.5%
NATIONAL AUSTRALIA BANK LIMITED	2.5%

JPMORGAN CHASE BANK
BY:
TITLE:	ASSISTANT VICE PRESIDENT

-CONTINUIED-

U-810886- -001-L1-01-
[3]	Authorized Signature

JPMorgan Chase Bank	ISSUE DATE:	DECEMBER 31, 2002
Global Trade Services	L/C NO.:	U-810886
	APPLICANT REFERENCE NO.:	PHOENIXANNTY

JPMorgan Chase Bank	ISSUE DATE:	DECEMBER 31, 2002
Global Trade Services	L/C NO.:	U-810886
	APPLICANT REFERENCE NO.:	PHOENIXANNTY

Advising Bank	APPLICANT:
**********DIRECT*************	XL INSURANCE LTD XL HOUSE ONE BERMUDIANA ROAD HAMILTON HM11 BERMUDA

Beneficiary
PHOENIX LIFE AND ANNUITY COMPANY ONE AMERICAN ROW PO BOX 5056 HARTFORD CT 06115	AMOUNT: [redacted]

BANK CONFIRMATION:

THE CONFIRMING BANK LISTED BELOW HEREBY CONFIRMS THIS LETTER OF CREDIT AT THE REQUEST OF ING BANK, AND THEREBY UNDERTAKES THAT ALL DRAWINGS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT WILL BE JULY HONORED BY THE CONFIRMING BANK ON DELIVERY OF DOCUMENTS AS SPECIFIED.

CONFIRMING BANK

DANSKE BANK	2.5%

JPMORGAN CHASE BANK
AS ATTORNEY-IN-FACT FOR THE CONFIRMING BANK

BY:

TITLE:
ASSISTANT VICE PRESIDENT

U-810886- -001-L1-01-
[4]	Authorized Signature

JPMorgan Chase Bank	ISSUE DATE:	DECEMBER 31, 2002
Global Trade Services	L/C NO.:	U-810886
	APPLICANT REFERENCE NO.:	PHOENIXANNTY

Advising Bank	APPLICANT:
**********DIRECT*************	XL INSURANCE LTD XL HOUSE ONE BERMUDIANA ROAD HAMILTON HM11 BERMUDA

Beneficiary
PHOENIX LIFE AND ANNUITY COMPANY ONE AMERICAN ROW PO BOX 5056 HARTFORD CT 06115	AMOUNT: (UNITED STATES DOLLARS) [redacted]

WE HAVE ESTABLISHED THIS CLEAN, IRREVOCABLE, AND UNCONDITIONAL LETTER ISSUED, PRESENTABLE AND PAYABLE AT OUR OFFICE AT 10420 HIGHLAND MANOR DRIVE, 4TH FLOOR, TAMPA, FLORIDA 33610, ATTENTION STANDBY LETTER OF CREDIT DEPARTMENT, AND EXPIRES WITH OUR CLOSE OF BUSINESS ON DECEMBER 31,2003. EXCEPT WHEN THE AMOUNT OF THIS LETTER OF CREDIT IS INCREASED, THIS CREDIT CANNOT BE MODIFIED OR REVOKED WITHOUT YOUR CONSENT.

THE TERM “BENEFICIARY” INCLUDES ANY SUCCESSOR BY OPERATION OF LAW OF THE NAMED BENEFICIARY INCLUDING WITHOUT LIMITATION ANY LIQUIDATOR, REHABILITATOR RECEIVER OR CONSERVATOR. DRAWINGS BY ANY LIQUIDATOR REHABILITATOR, RECEIVER OR CONSERVATOR SHALL BE FOR THE BENEFIT OF ALL THE BENEFICIARY’S POLICY -HOLDERS.

WE HEREBY UNDERTAKE TO PROMPTLY HONOR YOUR SIGHT DRAFT(S) DRAWN ON US, INDICATING OUR CREDIT NO. - U-810885 FOR ALL OR ANY PART OF THIS CREDIT UPON PRESENTATION OF YOUR DRAFT DRAWN ON US AT OUR OFFICE SPECIFIED IN PARAGRAPH ONE ON OR BEFORE THE EXPIRATION DATE HEREOF OR ANY AUTOMATICALLY EXTENDED EXPIRY DATE.

EXCEPT AS EXPRESSLY STAYED HEREIN THIS UNDERTAKING IS NOT SUBJECT TO ANY AGREEMENT, REQUIREMENT OR QUALIFICATION, THE OBLIGATION OF THE BANKS, UNDER THIS CREDIT IS THE INDIVIDUAL OBLIGATION OF EACH BANK, AND IS IN NO WAY CONTINGENT UPON REIMBURSEMENT WITH RESPECT THERETO, OR UPON OUR ABILITY TO PERFECT ANY LIEN, SECURITY INTEREST OR ANY OTHER REIMBURSEMENT.

THIS LETTER OF CREDIT IS DEEMED TO BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ONE YEAR FROM THE EXPIRATION DATE OR ANY FUTURE EXPIRATION DATE, UNLESS AT LEAST SIXTY DAYS PRIOR TO SUCH EXPIRATION DATE WE NOTIFY YOU BY REGISTERED MAIL OR HAND DELIVERY THAT THIS LETTER OF CREDIT WILL NOT BE RENEWED FOR ANY SUCH ADDITIONAL PERIOD.

THIS LETTER OF CREDIT IS SUBJECT TO AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500, AND IN THE EVENT OF ANY CONFLICT THE LAWS OF THE STATE OF NEW YORK WILL CONTROL, NOTWITHSTANDING ARTICLE 17 OF SAID PUBLICATION, IF THIS LETTER OF CREDIT EXPIRES DURING AN INTERRUPTION

-CONTINUED-

U-810886- -001-L1-01-
[1]	Authorized Signature

JPMorgan Chase Bank	ISSUE DATE:	DECEMBER 31, 2002
Global Trade Services	L/C NO.:	U-810886
	APPLICANT REFERENCE NO.:	PHOENIXANNTY

Advising Bank	APPLICANT:
**********DIRECT*************	XL INSURANCE LTD XL HOUSE ONE BERMUDIANA ROAD HAMILTON HM11 BERMUDA

Beneficiary
PHOENIX LIFE AND ANNUITY COMPANY ONE AMERICAN ROW PO BOX 5056 HARTFORD CT 06115	AMOUNT: [redacted]

OF BUSINESS AS DESCRIBED IN ARTICLE 17, OF SAID PUBLICATION, WE AGREE TO EFFECT PAYMENT IF THE CREDIT IS DRAWN AGAINST IN ACCORDANCE WITH ITS TERMS WITHIN 30 DAYS AFTER RESUMPTION OF BUSINESS,

EACH OF THE BANKS AGREES, FOR ITSELF ALONE AND NOT JOINTLY WITH ANY OTHER BANK TO HONOR A SIGHT DRAFT DRAWN BY YOU AND PRESENTED TO THE AGENT IN AN AMOUNT NOT TO EXCEED THE AGGREGATE AMOUNT AVAILABLE MULTIPLIED BY SUCH BANK’S PERCENTAGE OBLIGATION AS SET FORTH HEREIN (THE “PERCENTAGE OBLIGATIONS” AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS HEREINAFTER SET FORTH.

THE OBLIGATIONS OF THE BANKS HEREUNDER SHALL BE SEVERAL AND NOT JOINT, UPON THE : TRANSFER BY A BANK TO THE AGENT FOR YOUR ACCOUNT OF THE AMOUNT SPECIFIED IN A SIGHT DRAFT DRAWN ON SUCH BANK HEREUNDER, SUCH BANK SHALL BE FULLY DISCHARGED OF ITS OBLIGATIONS UNDER THIS LETTER OF CREDIT WITH RESPECT TO SUCH SIGHT DRAFT, AND SUCH BANK SHALL NOT BE OBLIGATED THEREAFTER TO MAKE ANY FURTHER PAYMENTS UNDER THIS LETTER OF CREDIT, THE FAILURE OF ANY BANK TO MAKE FUNDS AVAILABLE TO THE AGENT FOR PAYMENT UNDER THIS LETTER OF CREDIT SHALL NOT RELIEVE ANY OTHER BANK OF ITS OBLIGATION HEREUNDER TO MAKE FUNDS AVAILABLE TO THE AGENT; NEITHER THE AGENT NOR ANY BANK SHALL BE RESPONSIBLE FOR THE FAILURE OF ANY OTHER BANK TO MAKE FUNDS AVAILABLE TO THE AGENT.

JPMORGAN CHASE BANK HAS THE AUTHORITY TO ACT AS AGENT FOR THE BANKS OBLIGATED UNDER THIS LETTER OF CREDIT AND HAS FULL POWER OF ATTORNEY FROM SUCH BANKS TO ACT ON THEIR BEHALF HEREUNDER.

VERY TRULY YOURS,

AUTHORIZED SIGNATURE

-CONTINUED-

U-810886- -001-L1-01-
[2]	Authorized Signature

JPMorgan Chase Bank	ISSUE DATE:	DECEMBER 31, 2002
Global Trade Services	L/C NO.:	U-810886
	APPLICANT REFERENCE NO.:	PHOENIXINS

Advising Bank	APPLICANT:
**********DIRECT*************	XL INSURANCE LTD XL HOUSE ONE BERMUDIANA ROAD HAMILTON HM11 BERMUDA

Beneficiary
PHOENIX LIFE AND ANNUITY COMPANY ONE AMERICAN ROW PO BOX 5056 HARTFORD CT 06115	AMOUNT: [redacted]

ISSUING BANKS	PERCENTAGE OBLIGATIONS

JPMORGAN CHASE BANK	8.5%
AS ADMINISTRATIVE AGENT, AS BANK AND AS ATTORNEY-IN-ACT FOR EACH OF THE FOLLOWING BANKS:

CITIBANK, N.A.	7.0%
MELLON BANK, N.A.	7.0%
DEUTSCHE BANK AG	7.0%
BANK OF AMERICA	5.0%
FLEET NATIONAL BANK	5.0%
BANK ONE, NA	5.0%
BARCLAYS BANK PLC	5.0%
CREDIT LYONNAIS	5.0%
DRESDNER BANK	5.0%
LLOYDB TSB BANK N. V.	5.0%
ABN AMRO BANK N.V.	2.5%
WACHOVIA BANK	3.5%
NATIONAL WESTMINSTER BANK PLC	3.5%
STATE STREET BANK AND TRUST COMPANY	3.5%
COMERICA BANK	2.5%
ING BANK N.V.	2.5%
BANK OF NOVA SCOTIA	3.5%
HSBC BANK USA	5.0%
MERRILL LYNCH BANK USA	2.5%
NATIONAL AUSTRALIA BANK LIMITED	2.5%

JPMORGAN CHASE BANK
BY:
TITLE:	ASSISTANT VICE PRESIDENT

-CONTINUED-

U-810886- -001-L1-01-
[3]	Authorized Signature

JPMorgan Chase Bank	ISSUE DATE:	DECEMBER 31, 2002
Global Trade Services	L/C NO.:	U-810886
	APPLICANT REFERENCE NO.:	PHOENIXINS

Advising Bank	APPLICANT:
**********DIRECT*************	XL INSURANCE LTD XL HOUSE ONE BERMUDIANA ROAD HAMILTON HM11 BERMUDA

Beneficiary
PHOENIX LIFE AND ANNUITY COMPANY ONE AMERICAN ROW PO BOX 5056 HARTFORD CT 06115	AMOUNT: [redacted]

BANK CONFIRMATION:

THE CONFIRMING BANK LISTED BELOW HEREBY CONFIRMS THIS LETTER OF CREDIT AT THE REQUEST OF INO BANK, AND THEREBY UNDERTAKES THAT ALL DRAWINGS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT WILL BE DULY HONORED BY THE CONFIRMING BANK ON DELIVERY OF DOCUMENTS AS SPECIFIED.

CONFIRMING BANK

DANSKE BANK	2.5%

JPMORGAN CHASE BANK,

AS ATTORNEY-IN-FACT FOR THE CONFIRMING BANK

BY:

TITLE:
ASSISTANT VICE PRESIDENT

U-810886- -001-L1-01-
[4]	Authorized Signature

JANUARY 02, 2003 L/C NO. : U-810885 AMENDMENT NO: 1

Advising Bank **************** DIRECT ***************	APPLICANT: XL INSURANCE LTD XL HOUSE ONE BERMUDIANA ROAD HAMILTON HM11 BERMUDA

Beneficiary

PHOENIX LIFE INSURANCE COMPANY
ONE AMERICAN ROW
PO BOX 5056
HARTFORD CT 06115

IN ACCORDANCE WITH INSTRUCTIONS RECEIVED, THE ABOVE-REFERENCED LETTER OF CREDIT HAS BEEN AMENDED AS FOLLOWS:

THIS AMENDMENT IS EFFECTIVE AS OF DECEMBER 31, 2002.

[ILLEGIBLE] BANK HEREBY CONFIRMS THE PORTION OF THE ENCLOSED [ILLEGIBLE] LETTER OF CREDIT NO. U-810885 AND AMENDMENTS THERETO. IF ANY ISSUED IN FAVOR OF PHOENIX LIFE AND ANNUITY COMPANY (“BENEFICIARY”) BY ING BANK N. V. FOR DRAWINGS UP TO THE [ILLEGIBLE] SPECIFIED BELOW OF THE TOTAL. AMOUNT OF THE LETTER OF CREDIT, EFFECTIVE IMMEDIATELY. THIS CONFIRMATION IS ISSUED, PRESENTABLE AND PAYABLE AT THE OFFICES OF JP MORGAN CHASE BANK AT .0420 HIGHLAND MANOR DRIVE, 4TH FLOOR, TAMPA, FLORIDA 33610, AND EXPIRES WITH OUR CLOSE OF” BUSINESS ON DECEMBER 31, 2003.

THE TERM “BENEFICIARY” INCLUDES ANY SUCCESSOR BY OPERATION OF LAW OF THE NAMED BENEFICIARY INCLUDING, WITHOUT LIMITATION, ANY [ILLEGIBLE] REHABILITATOR, RECEIVER OR CONSERVATOR.

[ILLEGIBLE] BANK HEREBY UNDERTAKES TO PROMPTLY HONOR YOUR SIGHT DRAFT(S) DRAWN AS SPECIFIED IN THE LETTER OF CREDIT AND PRESENTED AT THE OFFICE SPECIFIED IN PARAGRAPH ONE ON OR BEFORE THE EXPIRY DATE OF THIS CONFIRMATION OR ANY AUTOMATICALLY EXTENDED EXPIRY DATE.

EXCEPT AS EXPRESSLY STATED HEREIN, THIS UNDERTAKING IS NOT SUBJECT TO ANY AGREEMENT, CONDITION OR QUALIFICATION. THE OBLIGATION OF DANSK BANK, UNDER THIS CONFIRMATION IS THE INDIVIDUAL. OBLIGATION OF DANSKE BANK, AND IS IN NO WAY CONTINGENT UPON REIMBURSEMENT WITH RESPECT THERETO.

IT IS A CONDITION OF THIS CONFIRMATION THAT IT IS DEEMED TO BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ONE YEAR FROM THE EXPIRY DATE HEREOF, OR ANY FUTURE EXPIRATION DATE, UNLESS 60 DAYS PRIOR TO ANY EXPIRATION DATE WE SHALL NOTIFY YOU BY REGISTERED MAIL THAT WE ELECT NOT TO CONSIDER THIS CONFIRMATION RENEWED FOR ANY SUCH ADDITIONAL PERIOD.

THIS CONFIRMATION IS SUBJECT TO AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE 1993 REVISION OF THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS OF THE INTERNATIONAL CHAMBER OF COMMERCE (PUBLICATION 500) AND, IN THE EVENT OF ANY CONFLICT,

-CONTINUED-

-810885- -002--Al-01-

Authorized Signature

JANUARY 02, 2003 L/C NO. : U-810885 AMENDMENT NO: 1

Advising Bank **************** DIRECT ***************	APPLICANT: XL INSURANCE LTD XL HOUSE ONE BERMUDIANA ROAD HAMILTON HM11 BERMUDA

Beneficiary

PHOENIX LIFE INSURANCE COMPANY
ONE AMERICAN ROW
PO BOX 5056
HARTFORD CT 06115

THE LAWS OF THE STATE OF NEW YORK WILL CONTROL.

ALL OTHER TERMS AND CONDITIONS OF THE CREDIT REMAIN UNCHANGED.

-810885- -002--Al-01-

Authorized Signature

Exhibit C

Form of Receipt of Letter of Credit

The undersigned hereby acknowledges receipt of the Letter of Credit substantially in the form of Exhibit B to the Novation Agreement dated as of December 31, 2002 among the under signed, Annuity and Life Reassurance, Ltd. and XL Life Ltd.

Phoenix Life and Annuity Company

By:
Name Richard J. Wirth

Title Assistant Secretary